EXHIBIT 99.1



                        UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION

In re:                                 )    Chapter 11
                                       )
THE NEW POWER COMPANY, et al.,         )    Jointly Administered
                       -- ---          )
                                       )    Case Nos.: 02-10835 through 02-10837
         Debtors.                      )
                                       )    Judge W. Homer Drake, Jr.
                                       )
----------------------------------------

                    DEBTORS' SECOND AMENDED CHAPTER 11 PLAN


                               February 12, 2003


                                KING & SPALDING
                              Paul K. Ferdinands
                               Sarah R. Borders
                             191 Peachtree Street
                            Atlanta, Georgia 30303
                           Telephone (404) 572-4600
                           Telecopier (404) 572-5100

                                    - and -

                        SIDLEY AUSTIN BROWN & WOOD LLP
                              William M. Goldman
                              Geoffrey T. Raicht
                              787 Seventh Avenue
                           New York, New York 10019
                           Telephone (212) 839-5300
                           Telecopier (212) 839-5599

                                    - and -

                               Richard W. Havel
                              555 W. Fifth Street
                                  40th Floor
                         Los Angeles, California 90013
                           Telephone (213) 896-6000
                           Telecopier (213) 896-6100

             Co-Counsel for the Debtors and Debtors-in-Possession


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                                                 Table of Contents

                                                                                                           Page No.
                                                                                                           --------

ARTICLE I.           DEFINITIONS..................................................................................1
          1.1.       Accounts Receivable..........................................................................1
          1.2.       Administaff Order............................................................................1
          1.3.       Administrative Claim.........................................................................1
          1.4.       Allowed......................................................................................2
          1.5.       Avoidance Actions............................................................................3
          1.6.       Bankruptcy Code..............................................................................3
          1.7.       Bankruptcy Court.............................................................................3
          1.8.       Bankruptcy Rules.............................................................................4
          1.9.       Business Day.................................................................................4
          1.10.      Cash.........................................................................................4
          1.11.      Chapter 11 Cases.............................................................................4
          1.12.      Claim........................................................................................4
          1.13.      Claims Litigation............................................................................4
          1.14.      Class........................................................................................4
          1.15.      Committee....................................................................................4
          1.16.      Confirmation Date............................................................................4
          1.17.      Confirmation Order...........................................................................4
          1.18.      Conversion Share Value.......................................................................4
          1.19.      Debtors......................................................................................5
          1.20.      Deemed Exercise..............................................................................5
          1.21.      Disallowed Claim.............................................................................5
          1.22.      Disputed Claim...............................................................................5
          1.23.      Effective Date...............................................................................5
          1.24.      Estates......................................................................................6
          1.25.      Exercisable Options..........................................................................6
          1.26.      Examiner.....................................................................................6
          1.27.      Examiner Order...............................................................................6
          1.28.      Final Claims Resolution Date.................................................................6
          1.29.      Final Order..................................................................................6
          1.30.      Holdings.....................................................................................6
          1.31.      Holdings Case................................................................................7
          1.32.      Holdings Common Stock........................................................................7
          1.33.      Holdings Options.............................................................................7
          1.34.      Holdings Reserve Fund........................................................................7
          1.35.      Holdings Warrants............................................................................7
          1.36.      Interest.....................................................................................7
          1.37.      Incentive Bonus..............................................................................7
          1.38.      KERP Order...................................................................................7
          1.39.      Liquidation Proceeds.........................................................................7
          1.40.      NewPower.....................................................................................7
          1.41.      NewPower Case................................................................................7


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          1.42.      NewPower Reserve Fund........................................................................8
          1.43.      NewPower Stock...............................................................................8
          1.44.      Pending Claim................................................................................8
          1.45.      Petition Date................................................................................8
          1.46.      Plan.........................................................................................8
          1.47.      Post-Petition Interest.......................................................................8
          1.48.      Priority Claim...............................................................................8
          1.49.      Reserve Funds................................................................................8
          1.50.      Retained Proceeds............................................................................8
          1.51.      Schedules....................................................................................9
          1.52.      Secured Claim................................................................................9
          1.53.      Securities Claim Conversion..................................................................9
          1.54.      Securities Claims............................................................................9
          1.55.      Securities Suit..............................................................................9
          1.56.      Termination Date............................................................................10
          1.57.      TNPC........................................................................................10
          1.58.      TNPC Case...................................................................................10
          1.59.      TNPC Stock..................................................................................10
          1.60.      Ultimate Share Value........................................................................10
          1.61.      Unsecured Claim.............................................................................10
          1.62.      Unclaimed Property..........................................................................10
ARTICLE II.          CLASSIFICATION OF CLAIMS AND INTERESTS......................................................11
ARTICLE III.         TREATMENT OF ADMINISTRATIVE CLAIMS AND PRIORITY
                     CLAIMS......................................................................................12
          3.1.       Administrative Claims.......................................................................12
          3.2.       Priority Claims.............................................................................12
ARTICLE IV.          TREATMENT OF CLASSES OF CLAIMS AND INTERESTS................................................12
          4.1.       NewPower Secured Claims.....................................................................12
          4.2.       NewPower Unsecured Claims...................................................................13
          4.3.       NewPower Intercompany Claim.................................................................13
          4.4.       NewPower Stock..............................................................................13
          4.5.       TNPC Intercompany Claim.....................................................................13
          4.6.       TNPC Stock..................................................................................13
          4.7.       Holdings Unsecured Claims...................................................................14
          4.8.       Securities Claims...........................................................................14
          4.9.       Holdings Common Stock.......................................................................14
          4.10.      Holdings Options............................................................................15
          4.11.      Holdings Warrants...........................................................................15
ARTICLE V.           IMPLEMENTATION OF THE PLAN..................................................................15
          5.1.       Initial Distributions and Establishment of NewPower Reserve Fund............................15
          5.2.       Distribution on TNPC Claim..................................................................15
          5.3.       Initial Distribution on Holdings Claims and Establishment of Holdings
                     Reserve Fund................................................................................16
          5.4.       Subsequent Distributions to Holders of Claims...............................................16
          5.5.       Withholding Taxes...........................................................................16
          5.6.       Distribution to Holders of Securities Claims and Common Stock...............................16


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          5.7.       Maintenance of Reserve Funds................................................................17
          5.8.       Unclaimed Property..........................................................................17
          5.9.       Operation of the Debtors....................................................................18
          5.10.      Dissolution of the Committee................................................................18
          5.11.      Claims Litigation and Avoidance Actions.....................................................18
          5.12.      Compromise of Receivables and Disputed Claims...............................................19
          5.13.      Retention of Employees and Agents...........................................................19
          5.14.      Sale of the Debtors' Remaining Assets.......................................................20
          5.15.      Continued Existence.........................................................................20
          5.16.      Effectuating Documents; Further Transactions................................................20
          5.17.      U.S. Trustee Fees...........................................................................21
          5.18.      Cramdown....................................................................................21
          5.19.      Claim Designation...........................................................................21
          5.20.      Interim Distributions to Interests..........................................................21
ARTICLE VI.          TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.......................................22
          6.1.       Rejection of Contracts and Leases...........................................................22
          6.2.       Bar Date for Rejection Damages..............................................................22
ARTICLE VII.         CONDITIONS PRECEDENT........................................................................22
ARTICLE VIII.        MODIFICATIONS AND AMENDMENTS................................................................23
ARTICLE IX.          RETENTION OF JURISDICTION...................................................................23
          9.1.       Bankruptcy Court's Retention of Jurisdiction Over the Debtors...............................23
          9.2.       Automatic Stay..............................................................................26
ARTICLE X.           INJUNCTION..................................................................................26
ARTICLE XI.          LIMITATION OF LIABILITY.....................................................................26
ARTICLE XII.         MISCELLANEOUS...............................................................................27
          12.1.      Examiner Matters............................................................................27
          12.2.      Separate Plans..............................................................................28
          12.3.      Free and Clear..............................................................................28
          12.4.      Means of Payment............................................................................28
          12.5.      Deferral of Cash Payments of $100 or Less to Termination Date...............................28
          12.6.      Binding Effect..............................................................................28
          12.7.      Governing Law...............................................................................28
          12.8.      Amendment to Debtors' Organizational Documents..............................................29
          12.9.      Severability................................................................................29
          12.10.     Construction................................................................................29


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                                CHAPTER 11 PLAN

     The New Power Company, NewPower Holdings, Inc. and TNPC Holdings, Inc., as debtors and as debtors-in-possession, hereby propose the following Plan pursuant to section 1121(c) of the Bankruptcy Code:

                                  ARTICLE I.

                                 DEFINITIONS
                                 -----------

     As used in this Plan, the following terms will have the following meanings:

     1.1. Accounts Receivable: money owed to the Debtors with respect to any and all outstanding and unpaid bills or statements of account for products or services.

     1.2. Administaff Order: the Bankruptcy Court's Order Pursuant to 11 U.S.C. Sections 105(a) and 363(b) Authorizing (I) Continued Performance Under an Agreement with Administaff Companies, Inc.; (II) Payment of Pre-Petition Wages, Salaries, Employee Benefits and Withholding Taxes; and (III) Reimbursement of Employee Business Expenses, dated July 12, 2002.

     1.3. Administrative Claim: any Claim constituting a cost or expense of administration of the Chapter 11 Cases under section 503(b) of the Bankruptcy Code including, but not limited to, any actual and necessary costs and expenses of preserving the Debtors' Estates, any actual and necessary costs and expenses of operating the Debtors' business, any Incentive Bonus, any Retention Bonuses to Continuing Employees (each as authorized and defined in the Administaff Order), any indebtedness or obligation incurred or assumed by the Debtors in connection with the conduct of their businesses, any allowed compensation or reimbursement of expenses awarded or allowed under sections 330(a) or 331 of the Bankruptcy Code and any fees or charges assessed against the Estate of the Debtors under section 1930 of title 28 of the United


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States Code; provided, however, that any Incentive Bonus shall become an
Administrative Claim and be paid only upon the payment in full or reservation for payment in full of all Claims in Class 7.

     1.4. Allowed: subject to the provisions of paragraph 12.1 hereof,

          (a) With respect to any Claim, other than an Administrative Claim, proof of which was filed or deemed filed within the applicable period of limitation fixed in accordance with Bankruptcy Rule 3003(c)(3) by the Bankruptcy Court, (i) as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, or a Final Order of the Bankruptcy Court, such Claim to the extent asserted in the proof of such Claim or, if applicable, despite the lack of an objection thereto, to the extent it has been allowed in whole or in part by a Final Order of the Bankruptcy Court, or
(ii) as to which an objection has been interposed, such Claim to the extent it has been allowed in whole or in part by a Final Order of the Bankruptcy Court.

          (b) With respect to any Claim, other than an Administrative Claim, as to which no proof of Claim was filed or deemed filed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order of the Bankruptcy Court, such Claim to the extent that it has been listed by the Debtors in their Schedules as liquidated in amount and not disputed or contingent.

          (c) With respect to any Claim that is asserted to constitute an Administrative Claim, (i) that represents an actual or necessary expense of preserving the Estates or operating the Debtors' businesses, any such Claim to the extent that the Debtors or the Bankruptcy Court determine it to constitute an Administrative Claim, (ii) that the Debtors do not believe constitutes an Administrative Claim, other than with respect to a Claim of a professional person employed


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under section 327 or 1103 of the Bankruptcy Code that is required to apply to the Bankruptcy Court for the allowance of compensation and reimbursement of expenses pursuant to section 330 of the Bankruptcy Code, any such Claim to the extent it is allowed in whole or in part by a Final Order of the Bankruptcy Court to constitute a cost or expense of administration under sections 503 or 1114 of the Bankruptcy Code, or (iii) that represents a Claim of a professional person employed under section 327 or 1103 of the Bankruptcy Code that is required to apply to the Bankruptcy Court for the allowance of compensation and reimbursement of expenses pursuant to section 330 of the Bankruptcy Code, such Claim to the extent it is allowed by a Final Order of the Bankruptcy Court under section 330 of the Bankruptcy Code.

     1.5. Avoidance Actions: any actions, causes of action, demands, suits, or rights, (a) held by any or all of the Debtors or their Estates under applicable law, whether known or unknown, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured, unsecured, and whether asserted or assertable directly or derivatively, in law, equity or otherwise, or (b) created or arising in favor of any or all of the Debtors or their Estates under the Bankruptcy Code, including all Claims, rights and causes of action arising under section 510 or under any of sections 542 through 553 of the Bankruptcy Code, in each case regardless of whether such actions, causes of action, Claims, demands, suits or rights are commenced prior to or after the Effective Date.

     1.6. Bankruptcy Code: title 11 of the United States Code, as now in effect or as hereafter amended to the extent such amendments are applicable to the Chapter 11 Cases.

     1.7. Bankruptcy Court: the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division.


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     1.8. Bankruptcy Rules: the Federal Rules of Bankruptcy Procedure and the
local rules of the Bankruptcy Court, as now in effect or as hereafter amended to the extent such amendments are applicable to the Chapter 11 Cases.

     1.9. Business Day: any day, other than a Saturday, Sunday, or any day on which commercial banks are authorized or required to be closed in Atlanta, Georgia or New York, New York.

     1.10. Cash: legal tender of the United States of America.

     1.11. Chapter 11 Cases: the NewPower Case, the Holdings Case, and the TNPC Case, collectively.

     1.12. Claim: a Claim against any or all of the Debtors, as defined in section 101(5) of the Bankruptcy Code.

     1.13. Claims Litigation: any and all litigation arising out of or relating to objections to Claims asserted against any or all of the Estates.

     1.14. Class: any class into which Claims or Interests are classified pursuant to this Plan.

     1.15. Committee: the Official Committee of Unsecured Creditors appointed by the United States Trustee.

     1.16. Confirmation Date: the date on which the Confirmation Order is entered on the docket of the Bankruptcy Court.

     1.17. Confirmation Order: the Order entered by the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

     1.18. Conversion Share Value: the per share value used to convert Securities Claims into shares of Holdings Common Stock, calculated by dividing the Liquidation Proceeds by the


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number of shares of Holdings Common Stock currently issued and outstanding as of the Effective Date.

     1.19. Debtors: NewPower, Holdings and TNPC, collectively.

     1.20. Deemed Exercise: the deemed cashless exercise of Exercisable Options or Holdings Warrants for shares of Holdings Common Stock as calculated pursuant to the formulae set forth on Exhibit A annexed hereto.

     1.21. Disallowed Claim: (a) a Claim, or any portion thereof, that has been disallowed by a Final Order of the Bankruptcy Court; (b) a Claim that has been listed in the Schedules at zero or as contingent, disputed, or unliquidated and as to which no proof of Claim has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, any Final Order of the Bankruptcy Court or other applicable law; or (c) a Claim that has not been listed in the Schedules and as to which no proof of Claim has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, any Final Order of the Bankruptcy Court, or other applicable law.

     1.22. Disputed Claim: a Claim as to which an objection has been or may be timely filed by a party with standing to object to such claim and which has not been withdrawn or determined by a Final Order and which is not the subject of a compromise and settlement as described in this Plan. Disputed Claims will also include any Claim held by a creditor against which the Debtors have asserted an Avoidance Action that has the effect, under section 502(d) of the Bankruptcy Code, of precluding a distribution with respect to such Claim.

     1.23. Effective Date: the first Business Day occurring ten (10) days after the Confirmation Date, provided that all of the conditions set forth in
Article VII of the Plan have been satisfied.


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     1.24. Estates: the estates created pursuant to section 541 of the
Bankruptcy Code by the commencement of the Chapter 11 Cases.

     1.25. Exercisable Options: Holdings Options, the per share exercise price of which is less than the Ultimate Share Value.

     1.26. Examiner: Rufus T. Dorsey, IV, Esq., in his capacity as examiner in the Holdings and TNPC Cases, pursuant to the Examiner Order.

     1.27. Examiner Order: the Bankruptcy Court's Order Approving United States Trustee's Motion for Appointment of an Examiner and Denying Motion for Appointment of Committee of Equity Security Holders, dated January 13, 2003, as such order may be amended or modified.

     1.28. Final Claims Resolution Date: the date on which all Pending Claims have become Allowed Claims or Disallowed Claims and all distributions on account of Allowed Claims have been made.

     1.29. Final Order: an order or judgment, the operation or effect of which has not been stayed, reversed, modified, or amended and as to which order or judgment the time to appeal, petition for certiorari, or seek reargument, review or rehearing has expired and as to which no notice of appeal, petition for certiorari, or motion for reargument, review or rehearing was timely filed or, if timely filed, the order or judgment has been affirmed by the highest court to which the order or judgment was appealed or from which the reargument or rehearing was sought, or certiorari has been denied, and the time to file any further appeal or to petition for certiorari or to seek further reargument or rehearing has expired.

     1.30. Holdings: NewPower Holdings, Inc., a Delaware corporation.


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     1.31. Holdings Case: the chapter 11 case of NewPower Holdings, Inc., Case
No. 02-10836, presently pending in the Bankruptcy Court.

     1.32. Holdings Common Stock: the issued and outstanding common stock of Holdings.

     1.33. Holdings Options: the outstanding options to purchase Holdings Common Stock.

     1.34. Holdings Reserve Fund: a fund which will contain, at any specified date, an amount which would be sufficient to pay each holder of a Pending Claim asserted against Holdings the amount of such Claim plus Post-Petition Interest, if such Claim were to become an Allowed Claim.

     1.35. Holdings Warrants: the outstanding Class A warrants of Holdings.

     1.36. Interest: the rights of an equity owner of any of the Debtors in whatever form, including common stock, preferred stock and any warrants, options or other rights to purchase, sell or subscribe to common or preferred stock.

     1.37. Incentive Bonus: the Incentive Bonus as authorized and defined in the KERP Order.

     1.38. KERP Order: the Bankruptcy Court's Order Authorizing the Debtors to Continue Key Employee Retention and Incentive Compensation Program, dated August 9, 2002.

     1.39. Liquidation Proceeds: all Cash held by the Estates, other than Retained Proceeds, after payment of all Allowed Administrative Claims, all Allowed Priority Claims and all Allowed Claims in Classes 1, 2, 3, 5 and 7.

     1.40. NewPower: The New Power Company, a Delaware corporation.

     1.41. NewPower Case: the chapter 11 case of The New Power Company, Case No. 02-10835, presently pending in the Bankruptcy Court.


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     1.42. NewPower Reserve Fund: a fund which will contain, at any specified date, an amount which would be sufficient to pay each holder of a Pending Claim asserted against NewPower the amount of such Claim plus Post-Petition Interest, if such Claim were to become an Allowed Claim.

     1.43. NewPower Stock: all Interests in NewPower, including all of the issued and outstanding common stock of NewPower.

     1.44. Pending Claim: a Claim which has not become Allowed or Disallowed.

     1.45. Petition Date: June 11, 2002, the date the Debtors commenced the Chapter 11 Cases.

     1.46. Plan: this Second Amended Chapter 11 Plan, as it may be further modified or amended from time to time pursuant to section 1127 of the Bankruptcy Code and Article VIII of the Plan. In the event the Plan is confirmed for less than all of the Debtors, the Confirmation Order shall set forth any provision of this Plan that is inapplicable.

     1.47. Post-Petition Interest: interest calculated in accordance with section 1961 of title 28 of the United States Code from and including the Petition Date to and including the Business Day immediately prior to the date a distribution is made.

     1.48. Priority Claim: any Claim entitled to priority pursuant to section 507 of the Bankruptcy Code other than an Administrative Claim.

     1.49. Reserve Funds: the NewPower Reserve Fund and the Holdings Reserve Fund, collectively.

     1.50. Retained Proceeds: Cash in an amount, as determined by the Debtors in their reasonable discretion, that will be retained at the Termination Date to cover all remaining expenses of administrating the Estates.


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     1.51. Schedules: collectively, the Schedules and Statement of Financial
Affairs of The New Power Company, the Schedules and Statement of Financial Affairs of NewPower Holdings, Inc. and the Schedules and Statement of Financial Affairs of TNPC Holdings, Inc., in each case, as amended.

     1.52. Secured Claim: an Allowed Claim secured by a lien on property of an Estate to the extent of the value, as of the Effective Date, of such lien as determined by a Final Order of the Bankruptcy Court pursuant to section 506 of the Bankruptcy Code, or as otherwise agreed in writing by the Debtors and the holder of such Allowed Claim.

     1.53. Securities Claim Conversion: the deemed conversion of Securities Claims into Holdings Common Stock with an aggregate Conversion Share Value equal to the Allowed amount of such Securities Claims.

     1.54. Securities Claims: Claims related to the Securities Suit and any indemnification, reimbursement, contribution or similar Claim to the extent such Claim is subordinated pursuant to the provisions of section 510(b) of the Bankruptcy Code. Securities Claims shall not be considered general unsecured claims for purposes of the KERP Order.

     1.55. Securities Suit: any civil, administrative, regulatory, arbitration or other proceeding (including a proof of claim filed in the Chapter 11 Cases) alleging a violation of any federal, state, local or foreign regulation, rule or statute regulating securities which is (a) brought by a person alleging the purchase or sale of, or offer or solicitation of an offer to purchase or sell, the Debtors' securities; (b) brought by a holder of the Debtors' securities with respect to such holder's interest in the Debtors' securities; or (c) brought derivatively on behalf of any of the Debtors by a holder of such Debtor's securities. Securities Suit shall include the action that was


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originally pending in the United States District Court for the Southern
District of New York entitled "New Power Holdings Securities Litigation," Case No. 02 Civ. 1550 (CLB).

     1.56. Termination Date: the date on which the Debtors make the final distribution of the Liquidation Proceeds in accordance with the Plan.

     1.57. TNPC: TNPC Holdings, Inc., a Delaware corporation.

     1.58. TNPC Case: the chapter 11 case of TNPC Holdings, Inc., Case No. 02-10837, presently pending in the Bankruptcy Court.

     1.59. TNPC Stock: all Interests in TNPC, including all of the issued and outstanding common stock of TNPC.

     1.60. Ultimate Share Value: the amount per share available to be distributed to holders of Securities Claims and Interests in Holdings, calculated by dividing the Liquidation Proceeds by the number of shares of Holdings Common Stock deemed issued and outstanding after giving effect to the Securities Claim Conversion and the Deemed Exercise, pursuant to the formulae set forth on Exhibit A annexed hereto.

     1.61. Unsecured Claim: a Claim that is not an Administrative Claim, a Priority Claim, a Secured Claim or a Securities Claim.

     1.62. Unclaimed Property: any funds payable to holders of Allowed Claims which are unclaimed. Unclaimed Property includes (a) checks (and the funds represented thereby) which have been returned as undeliverable without a proper forwarding address, (b) funds for checks which have not been presented and paid within ninety (90) days of their issuance, and (c) checks (and the funds represented thereby) which were not mailed or delivered because of the absence of a proper address to mail or deliver such property.


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                                  ARTICLE II.

                    CLASSIFICATION OF CLAIMS AND INTERESTS
                    --------------------------------------

     2.1 Administrative Claims and Priority Claims have not been classified and are excluded from the Classes set forth below in accordance with section 1123(a)(1) of the Bankruptcy Code.

     2.2 For purposes of this Plan, Claims and Interests are classified as follows:

          (a) Class 1 will consist of all Secured Claims against NewPower.

          (b) Class 2 will consist of all Unsecured Claims against NewPower.

          (c) Class 3 will consist of the Claim of TNPC against NewPower.

          (d) Class 4 will consist of all NewPower Stock.

          (e) Class 5 will consist of the Claim of Holdings against TNPC.

          (f) Class 6 will consist of all TNPC Stock.

          (g) Class 7 will consist of all Unsecured Claims against Holdings.

          (h) Class 8 will consist of all Securities Claims.

          (i) Class 9 will consist of all Holdings Common Stock.

          (j) Class 10 will consist of all Holdings Options.

          (k) Class 11 will consist of all Holdings Warrants.

     2.3 A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of the Class and is classified in a different Class to the extent the Claim or Interest qualifies within the description of that different Class.


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                                 ARTICLE III.

            TREATMENT OF ADMINISTRATIVE CLAIMS AND PRIORITY CLAIMS
            ------------------------------------------------------

     3.1. Administrative Claims. Each Administrative Claim incurred in the ordinary course of business of the Debtors will be paid (a) in full, in Cash, on the later of (i) the date payment is due in accordance with ordinary business terms or the terms and conditions of any governing agreement or other applicable law relating thereto or (ii) the date on which such Administrative Claim becomes an Allowed Administrative Claim; or (b) upon such other terms as may be agreed upon by the holder of an Allowed Administrative Claim and the Debtors. Except as otherwise provided herein, each Administrative Claim not incurred in the ordinary course of business of the Debtors will be paid (a) in full, in Cash, as soon as practicable after the later of (i) the Effective Date, (ii) the date on which such Administrative Claim becomes an Allowed Administrative Claim or (iii) in the case of any Incentive Bonus, upon the payment in full or reservation for payment in full of all Claims in Class 7; or (b) upon such other terms as may be agreed upon by the holder of an Allowed Administrative Claim and the Debtors.

     3.2. Priority Claims. Subject to the terms of the Plan, each Priority Claim will be paid (a) in full, in Cash, as soon as practicable (but in no event later than ten (10) Business Days) after the later of (i) the Effective Date or (ii) the date on which such Priority Claim becomes an Allowed Priority Claim; or (b) upon such other terms as may be agreed upon by the holder of an Allowed Priority Claim and the Debtors.

                                 ARTICLE IV.

                 TREATMENT OF CLASSES OF CLAIMS AND INTERESTS
                 --------------------------------------------

     4.1. NewPower Secured Claims. Class 1 Claims are not impaired. To the extent any Allowed Class 1 Claim has not been satisfied prior to the Effective Date, each Allowed Class 1


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Claim will be paid (a) in full, in Cash, as soon as practicable after the
Effective Date; or (b) upon such other terms as may be agreed upon by the holder of an Allowed Class 1 Claim and the Debtors.

     4.2. NewPower Unsecured Claims. Class 2 Claims are not impaired. Each Allowed Class 2 Claim will be paid (a) in full plus Post-Petition Interest, in Cash, as soon as practicable after the Effective Date; or (b) upon such other terms as may be agreed upon by the holder of an Allowed Class 2 Claim and the Debtors.

     4.3. NewPower Intercompany Claim. The Class 3 Claim is impaired. After reservation for or payment in full of all Administrative Claims asserted against NewPower, all Priority Claims asserted against NewPower and all Claims in Classes 1 and 2, the remaining Cash and other assets owned by NewPower will be transferred to TNPC in complete satisfaction of the Class 3 Claim.

     4.4. NewPower Stock. Class 4 Interests are not impaired. On the Effective Date, TNPC will retain its ownership of all NewPower Stock. No distributions will be made on account of the Class 4 Interests.

     4.5. TNPC Intercompany Claim. The Class 5 Claim is impaired. Upon receipt of the transfer in complete satisfaction of the Class 3 Claim and after reservation for or payment in full of all Administrative Claims asserted against TNPC and Priority Claims asserted against TNPC, the remaining Cash and other assets owned by TNPC will be transferred to Holdings in complete satisfaction of the Class 5 Claim.

     4.6. TNPC Stock. Class 6 Interests are not impaired. On the Effective Date, Holdings will retain its ownership of all TNPC Stock. No distributions will be made on account of the Class 6 Interests.

     4.7. Holdings Unsecured Claims. Class 7 Claims are impaired. Class 7 Claims will not be paid until after Holdings receives the transfer of Cash in satisfaction of the Class 5 Claim and Holdings reserves for or pays in full all Administrative Claims asserted against Holdings and all Priority Claims asserted against Holdings. Upon such receipt and such reservation or payment, each Allowed Class 7 Claim will be paid (a) in full plus Post-Petition Interest, in Cash, as soon as practicable after the Effective Date; or (b) upon such other terms as may be agreed upon by the holder of an Allowed Class 7 Claim and the Debtors. Upon payment in full or reservation for payment in full of all Claims in Class 7, the Debtors shall pay the Incentive Bonus, if any.

     4.8. Securities Claims. Class 8 Claims are impaired. Class 8 Claims shall be subject to the subordination provisions of section 510(b) of the Bankruptcy Code. On the Termination Date, after payment of all Allowed Administrative Claims, Allowed Priority Claims, Allowed Claims in Classes 1 through 7 and any Incentive Bonuses, but prior to giving effect to the Deemed Exercise, Allowed Class 8 Claims will be deemed converted into shares of Holdings Common Stock pursuant to the Securities Claim Conversion. Thereafter, each holder of an Allowed Class 8 Claim will be paid a distribution of the remaining Liquidation Proceeds on a per share basis with holders of Interests in Classes 9, 10 and 11.

     4.9. Holdings Common Stock. Class 9 Interests are impaired. On the Effective Date, holders of Holdings Common Stock will retain their ownership thereof. On the Termination Date, after giving effect to the Securities Claim Conversion and the Deemed Exercise, each holder of a Class 9 Interest will be paid a distribution of the remaining Liquidation Proceeds on a per share basis with holders of Interests in Classes 8, 10 and 11.

     4.10. Holdings Options. Class 10 Interests are impaired. On the Termination Date, after giving effect to the Securities Claim Conversion, the Exercisable Options will be deemed exchanged for shares of Holdings Common Stock pursuant to the Deemed Exercise. Thereafter, all Holdings Options will be deemed cancelled, and each holder of a Class 10 Interest will be paid a distribution of the remaining Liquidation Proceeds on a per share basis with holders of Interests in Classes 8, 9 and 11.

     4.11. Holdings Warrants. Class 11 Interests are impaired. On the Termination Date, after giving effect to the Securities Claim Conversion, the Holdings Warrants will be deemed exchanged for shares of Holdings Common Stock pursuant to the Deemed Exercise. Thereafter, all Holdings Warrants will be deemed cancelled, and each holder of a Class 11 Interest will be paid a distribution of the remaining Liquidation Proceeds on a per share basis with holders of Interests in Classes 8, 9 and 10.

                                  ARTICLE V.

                          IMPLEMENTATION OF THE PLAN
                          --------------------------

     5.1. Initial Distributions and Establishment of NewPower Reserve Fund. As soon as practicable after the Effective Date of the Plan, the Debtors will pay all Allowed Administrative Claims and all Allowed Priority Claims in accordance with the provisions of Article III hereof. NewPower will then pay Allowed Claims in Class 1 and all Allowed Claims in Class 2 and will then reserve sufficient Cash to fully fund the NewPower Reserve Fund. Thereafter, NewPower shall pay the Allowed Claim in Class 3.

     5.2. Distribution on TNPC Claim. Upon receipt of its distribution on account of its Allowed Class 3 Claim, TNPC shall pay the Allowed Claim in Class 5.

     5.3. Initial Distribution on Holdings Claims and Establishment of Holdings Reserve Fund. Upon receipt of its distribution on account of its Allowed Claim in Class 5, Holdings will pay the Claims in Class 7 that are Allowed as of the date and time of such receipt and then reserve sufficient Cash to fully fund the Holdings Reserve Fund; immediately thereafter, the Debtors shall pay the Incentive Bonuses, if any.

     5.4. Subsequent Distributions to Holders of Claims. The Debtors will use the Reserve Funds to make distributions to holders of Pending Claims that become Allowed Claims after the Effective Date as soon as reasonably practicable after the respective dates such Claims are allowed. Distributions to holders of Claims asserted against NewPower will be made from the NewPower Reserve Fund and distributions to holders of Claims asserted against Holdings will be made from the Holdings Reserve Fund. The Debtors will continue to make distributions out of the Reserve Funds until the Final Claims Resolution Date. To the extent the value of a Pending Claim exceeds the value of the related Allowed Claim, such excess shall cease to be a part of the Reserve Funds and shall become Liquidation Proceeds.

     5.5. Withholding Taxes. The Debtors will be entitled to deduct federal or state withholding taxes, if any, from any distributions made with respect to Allowed Claims, as appropriate, and will otherwise comply with section 346 of the Bankruptcy Code.

     5.6. Distribution to Holders of Securities Claims and Common Stock. No later than the Termination Date, after paying all Allowed Claims other than Class 8 Claims and after reserving sufficient money to pay all outstanding or projected expenses incurred after the Confirmation Date in connection with the administration, liquidation and distribution of the Estates, including payment of the Incentive Bonuses, Allowed Claims in Class 8 shall be deemed converted into shares of Holdings Common Stock pursuant to the Securities Claim Conversion.

Thereafter, Exercisable Options and Holdings Warrants shall be deemed exchanged for shares of Holdings Common Stock pursuant to the Deemed Exercise. After giving effect to the Securities Claim Conversion and the Deemed Exercise, and accounting for distributions (if any) authorized by paragraph
5.20 hereof, distribution shall be made to Allowed Claims in Class 8 and holders of Interests in Classes 9, 10 and 11 in accordance with the provisions of Article IV hereof.

     5.7. Maintenance of Reserve Funds. The Debtors will disburse the assets of the Estates to the holders of Allowed Claims and Interests in accordance with the terms of the Plan. The Reserve Funds will be held in trust for the benefit of holders of Allowed Claims and Interests in one or more separate bank or other depository accounts throughout the term of the Plan. The Debtors will be entitled to use the Debtors' bank accounts that are in existence as of the Effective Date and will be authorized to open such bank or other depository accounts as may be necessary or appropriate in their discretion to enable the Debtors to carry out the provisions of this Plan. The Debtors may elect whether to use an interest bearing account in light of the net benefit to the Estates and may invest, from time to time, the Reserve Funds in certificates of deposit, treasury bills, money market accounts or other short term investments. All interest earned will be retained by the Debtors for distribution in accordance with the Plan. The Debtors or their agent will prepare and maintain an adequate set of financial books, records or data bases that will allow the Debtors to accurately track the amount of Pending Claims asserted against the Estates and the amounts paid to each holder of Allowed Claims and Interests pursuant to the terms of the Plan.

     5.8. Unclaimed Property. Unclaimed Property will be held for the benefit of the holder of the Allowed Claim entitled thereto until thirty (30) days after the Final Claims Resolution Date, whereupon such Allowed Claim shall be deemed disallowed, waived and/or satisfied and such Unclaimed Property shall become part of the Liquidation Proceeds, provided, however, that until thirty (30) days after the Final Claims Resolution Date, Unclaimed Property due the holder of an Allowed Claim will be released and delivered to such holder upon presentation of proper proof by such holder of its entitlement thereto. Any payments remaining unclaimed after the Termination Date shall be paid to the registry of the Bankruptcy Court. These provisions will apply without regard to any applicable non-bankruptcy laws with respect to unclaimed property.

     5.9. Operation of the Debtors. After the Effective Date, the Debtors will be authorized to take the necessary and appropriate actions to proceed with an orderly, expeditious and efficient liquidation and distribution of the Estates. The Debtors will be authorized to pay the expenses incurred after the Confirmation Date in connection with the liquidation and distribution of the Estates (including fees and expenses of professionals accrued after the Confirmation Date), without the necessity of providing any notice or seeking or obtaining any approval of the Bankruptcy Court with respect to such distributions.

     5.10. Dissolution of the Committee. The Committee will be dissolved when all Pending Claims in Class 2 have become Allowed Claims or Disallowed Claims and all distributions to Class 2 Allowed Claims have been made.

     5.11. Claims Litigation and Avoidance Actions. Except as provided in paragraph 12.1 hereof, all Claims Litigation or any objection to a Claim will be conducted by the Debtors and all Avoidance Actions will vest with the Debtors. The Debtors will take actions regarding the administration, reconciliation and settlement of Claims, and will object to Claims, prosecute Claims actions and pursue and prosecute Avoidance Actions until such time as the Debtors determine that further pursuit of litigation or actions objecting to Claims or prosecuting

Avoidance Actions is no longer cost efficient, and will be of no further benefit to the Estates and their creditors. The Debtors retain the right to request that the Bankruptcy Court estimate any Disputed Claim in accordance with the provisions of section 502(c) of the Bankruptcy Code. The failure to object to any Claim or pursue any Avoidance Action prior to the commencement of the hearing on confirmation of the Plan will not be deemed to be a waiver of the right thereafter to object to such Claim or pursue such Avoidance Action in whole or in part.

     5.12. Compromise of Receivables and Disputed Claims. From and after the Effective Date, the Debtors will have the authority, without the necessity of obtaining any approval from the Bankruptcy Court or providing notice to any party in interest, to compromise and settle any Claim on such terms as the Debtors deem appropriate and in the best interests of the Estates. The Debtors will also have the authority, without the necessity of obtaining any approval from the Bankruptcy Court or providing notice to any party in interest, to compromise and settle the amounts due on the Accounts Receivable, and to resolve the Accounts Receivable, upon such terms as the Debtors deem appropriate and in the best interests of the Estates.

     5.13. Retention of Employees and Agents. From and after the Effective Date, the Debtors will have the authority, without the necessity of obtaining any approval from the Bankruptcy Court or providing notice to any party in interest, to retain such employees, professional persons, and agents (including collection agencies) as the Debtors may deem necessary or desirable to complete (i) the collection of Accounts Receivable; (ii) the liquidation of the Debtors' remaining real and personal property assets; (iii) the administration of Claims; and (iv) the distribution and administration of the Estates. These agents will continue to work for the Debtors until such time as the Debtors determine that the services of these agents are no longer necessary for the administration and liquidation of the Estates. To the extent that the

Accounts Receivable have not been referred or sold to a collection agency prior to the Confirmation Date, the Debtors may refer the remaining unpaid but outstanding Accounts Receivable to an appropriate collection agency for further legally permissible collection activity. Each of the Debtors' former customers that has its unpaid Account(s) Receivable referred to a collection agency will be notified that his, her or its Account(s) Receivable has been referred to a collection agency. If, at any time, the Debtors are unsuccessful in their efforts to collect any of the Debtors' outstanding Accounts Receivable, either through their own collection efforts or those of a collection agency, the Debtors may retain legal counsel to file lawsuits to collect the Accounts Receivable that remain due, outstanding and payable.

     5.14. Sale of the Debtors' Remaining Assets. On and after the Effective Date, the Debtors will promptly and diligently pursue the liquidation of any and all remaining assets of the Estates, including the Debtors' intellectual property (e.g., trade marks, trade names, logos, etc.) and any other tangible, intangible, real, personal or mixed property owned by any of the Debtors. The Debtors will have authority to consummate such liquidations and sales without the necessity of obtaining any approval from the Bankruptcy Court or providing notice to any party in interest (other than any party asserting an interest in the assets that are proposed to be sold).

     5.15. Continued Existence. The existence as a corporation of each of NewPower, Holdings and TNPC will continue on and after the Effective Date and until NewPower, Holdings and TNPC are formally dissolved. Upon or promptly following the Termination Date, the Debtors will take all necessary steps to formally and affirmatively dissolve NewPower, Holdings and TNPC.

     5.16. Effectuating Documents; Further Transactions. The Debtors will be authorized to execute, deliver, file, and/or record such contracts, instruments, releases, indentures, and other agreements or documents, and to take such actions, as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. Without limiting the foregoing, pursuant to section 1146(c) of the Bankruptcy Code, no issuance, transfer or exchange of securities, or the making or delivery of an instrument of transfer, in effectuation of the terms and conditions of the Plan, shall be taxed under any law imposing a stamp tax or similar tax.

     5.17. U.S. Trustee Fees. Notwithstanding any other provisions of this Plan, the Debtors will pay any and all fees of the Office of the United States Trustee as and when such fees become due.

     5.18. Cramdown. In the event that the requirement of section 1129(a)(8) of the Bankruptcy Code is not satisfied, the Debtors intend to request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code, in which case the Plan will constitute a motion for such relief. However, the Debtors expressly reserve the right to amend the Plan in accordance with Article VIII hereof.

     5.19. Claim Designation. The Debtors reserve the right to seek to designate, pursuant to section 1126(e) of the Bankruptcy Code, any holder of a Claim or Interest whose vote on the Plan was submitted for an improper purpose or was otherwise not submitted in good faith.

     5.20. Interim Distributions to Interests. In the event that Holdings determines that it is practicable to make a distribution to holders of Allowed Interests prior to the Termination Date, it shall file its proposed procedure with the Bankruptcy Court and apply to the Bankruptcy Court for authorization to make such distribution, whereupon the Bankruptcy Court shall schedule a hearing on such application on notice to the United States Trustee and such other parties in interest as the Bankruptcy Court may direct. In the event any other party in interest determines that it is practicable to make a distribution to holders of Allowed Interests prior to the

Termination Date, it shall deliver its proposed procedure to Holdings. In the event that Holdings does not accept such procedure, such party in interest may apply to the Bankruptcy Court for an order directing Holdings to make such a distribution, whereupon the Bankruptcy Court shall schedule a hearing on such application on notice to Holdings, the United States Trustee and such other parties in interest as the Bankruptcy Court may direct.

                                 ARTICLE VI.

             TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES
             -----------------------------------------------------

     6.1. Rejection of Contracts and Leases. To the extent that, as of the Confirmation Date, the Debtors have any remaining executory contracts or unexpired leases that have not been previously assumed or rejected, then all such remaining executory contracts or unexpired leases will be deemed rejected as of the Effective Date.

     6.2. Bar Date for Rejection Damages. If the Debtors reject an executory contract or unexpired lease pursuant to the Plan and such rejection results in a Claim that has not theretofore been evidenced by a timely filed proof of Claim or a proof of Claim that is deemed to be timely filed under applicable law, then any person seeking to assert such a Claim will file with the Bankruptcy Court, and serve upon the Debtors, a proof of Claim within thirty
(30) days from the date that notice of entry of the Confirmation Order is served upon such person. Any person seeking to assert such a Claim who fails to file a proof of Claim within said thirty (30) day period will be deemed to have waived said Claim, and it will be forever barred.

                                 ARTICLE VII.

                             CONDITIONS PRECEDENT
                             --------------------

     Each of the following conditions must occur and be satisfied on or before the Effective Date for the Plan to be effective on the Effective Date:

          (a) The Confirmation Order will have been signed by the Bankruptcy Court and duly entered on the docket of the Chapter 11 Cases by the Clerk of the Bankruptcy Court in a form and substance reasonably acceptable to the Debtors; and

          (b) Either the Confirmation Order will have become a Final Order or there will not be any stay in effect with respect to the Confirmation Order and the Confirmation Order will not have been vacated, reversed, modified or amended in any material respects without the prior written consent of the Debtors.

                                ARTICLE VIII.

                         MODIFICATIONS AND AMENDMENTS
                         ----------------------------

     The Debtors reserve the right to alter, amend, or modify the Plan as contemplated by section 1127 of the Bankruptcy Code. The Plan may be modified, before or after confirmation, without notice or hearing, or on such notice and hearing as the Bankruptcy Court deems appropriate, if the Bankruptcy Court finds that the proposed modification does not materially and adversely affect the rights of any parties in interest which have not had notice and an opportunity to be heard with regard to the proposed modification. Without limiting the foregoing, the Plan otherwise may be modified after notice and hearing. In the event of any modification at or before confirmation, any votes in favor of the Plan will be deemed to be votes in favor of the Plan as modified, unless the Bankruptcy Court finds that the proposed modification materially and adversely affects the rights of the parties in interest that cast said votes.

                                 ARTICLE IX.

                           RETENTION OF JURISDICTION
                           -------------------------

     9.1. Bankruptcy Court's Retention of Jurisdiction Over the Debtors. After the Confirmation Date, the Bankruptcy Court will retain exclusive jurisdiction over the Debtors, the

Estates and the Chapter 11 Cases until the Chapter 11 Cases are closed, for the following purposes:

          (a) to hear and determine any and all pending or future proceedings regarding the allowance, disallowance or subordination of Claims or Interests;

          (b) to consider and act on the compromise and settlement of any Claim against, or Interest in, the Debtors, or any Avoidance Action asserted on behalf of the Debtors or their Estates; provided, however, that there will be no requirement that the Debtors or their Estates seek Bankruptcy Court approval of compromises and settlements except as provided herein;

          (c) to hear and determine all pending or future controversies, suits, and disputes that may arise under the Plan, including controversies arising in connection with the interpretation or construction of the Plan or any documents intended to implement the provisions of the Plan;

          (d) to hear and determine any and all applications of professional persons for the allowance of compensation and reimbursement of expenses incurred prior to or on the Confirmation Date;

          (e) to hear and determine any and all pending applications or motions for rejection of executory contracts or unexpired leases to which the Debtors are a party, or with respect to which the Debtors may be liable, and to hear and determine, if necessary, and to fix the allowance of, any and all Claims arising from the rejection of executory contracts and unexpired leases pursuant to the Plan or otherwise;

          (f) to consider and rule upon any proposed modifications of the Plan;

          (g) to correct any defect, cure any omission, or reconcile any inconsistency in the Plan or in any order of the Bankruptcy Court, including the Confirmation Order, as may be necessary to carry out the purposes and intent of the Plan and to implement and effectuate the Plan;

          (h) to enforce all orders, judgments, injunctions, and rulings entered in connection with the Chapter 11 Cases;

          (i) to hear and determine all applications, adversary proceedings, disputes, controversies and contested matters arising under the Bankruptcy Code or arising in or related to the Chapter 11 Cases, including matters related to any Claim or Avoidance Action to be pursued for the benefit of the Debtors or their Estates, whether such Claim or Avoidance Action is filed prior to or after the Confirmation Date;

          (j) to hear and determine disputes and controversies regarding title to property of the Debtors or their Estates;

          (k) to issue such orders as may be necessary or appropriate in aid of Confirmation, and to facilitate consummation of the Plan, including orders requiring parties to fulfill their obligations as specified in the Plan;

          (l) to consider and act upon any Claim or cause of action by or against the Debtors or their respective members, agents, attorneys, financial advisers, or representatives, arising under or in connection with the Chapter 11 Cases or the Plan; and

          (m) to determine such other matters that may be provided for in the Confirmation Order or other orders of the Bankruptcy Court, all as authorized under the provisions of the Bankruptcy Code or any other applicable law.

     9.2. Automatic Stay. Except to the extent, if any, otherwise provided herein, the automatic stay created by section 362(a) of the Bankruptcy Code will continue in full force and effect until the Chapter 11 Cases are closed and the Debtors and their Estates will be entitled to all of the protections afforded thereby. The Bankruptcy Court will have the power to grant such additional and supplemental stays as may be necessary or appropriate to protect and preserve the assets of the Debtors and/or the Estates or to permit the just and orderly administration of the Estates. All assets of the Debtors (including the Liquidation Proceeds and the Retained Proceeds) will remain property of the Estates until distributed in accordance with this Plan, and no entity will at any time have any Claim to or Interest in any asset of the Debtors except to the extent that such entity is the holder of an Allowed Claim or Allowed Interest entitled to distributions under this Plan.

                                  ARTICLE X.

                                  INJUNCTION
                                  ----------

     On and after the Effective Date, the provisions of the Plan will be binding upon the Debtors, the Estates, all holders of Claims, all holders of Interests, and all other parties in interest in the Chapter 11 Cases, in each case whether or not such entities are impaired and whether or not such entities have accepted the Plan. From the Effective Date until the date that is the first Business Day that is fifteen days after the Termination Date, the Confirmation Order will operate as an injunction against any act against the Debtors, the Estates, the assets of the Debtors and the Estates, the Liquidation Proceeds and the Retained Proceeds to collect or otherwise assert any Claim that would be inconsistent with the terms of the Plan.

                                 ARTICLE XI.

                            LIMITATION OF LIABILITY
                            -----------------------

     The Plan does not provide a release for any entity, including, but not limited to, the Debtors' present or former officers, directors and underwriters, for pre-petition acts. The Plan does provide, however, that neither the Debtors, nor any of their respective present or former directors, officers, employees, advisors, attorneys, or other agents, will have or incur any liability to any holder of a Claim or Interest or any other person, for any act or omission in connection with, relating to, or arising out of the Chapter 11 Cases, including (a) the formulation, negotiation, preparation, dissemination, implementation, confirmation or consummation of the Plan and the Disclosure Statement, and (b) any pleading, contract, release or other agreement or document created or entered into in connection the Chapter 11 Cases, and all such claims shall be forever waived and released, except to the extent that such act or omission constitutes gross negligence or willful misconduct. Nothing herein shall be construed, however, to relieve the Debtors, or any party, from performing their respective obligations under the Plan.

     Pursuant to section 1141(a) of the Bankruptcy Code, the provisions of the Plan will be binding upon all creditors and interest holders. However, pursuant to section 1141(d)(3) of the Bankruptcy Code, the Debtors will not receive a discharge.

     Nothing in the Plan shall preclude the plaintiffs in the Securities Suit from pursuing their legal rights against the Debtors solely to the extent of available insurance coverage and proceeds.

                                 ARTICLE XII.

                                 MISCELLANEOUS
                                 -------------

     12.1. Examiner Matters. Nothing contained in this Plan or the Confirmation Order is intended to, nor shall it be deemed to, limit the powers of the Examiner as set forth in the Examiner Order, which order shall remain in full force and effect after the Confirmation Order is entered and the Plan is confirmed. Without in any way limiting the generality of the foregoing, no Claim or Interest that is subject to investigation by the Examiner shall be Allowed without (a) the written consent of the Examiner and the Debtors or (b) a Final Order of the Bankruptcy Court.

     12.2. Separate Plans. This Plan combines into a single document the separate Chapter 11 plans for each of the Debtors. This Plan may be confirmed with respect to each Debtor separately and nothing contained in this Plan is intended to effect the substantive consolidation of any of the Debtors.

     12.3. Free and Clear. As of the Effective Date, all property of the Debtors will be free and clear of all liens, claims and interests, except as specifically provided in the Plan or Confirmation Order.

     12.4. Means of Payment. All payments made pursuant to this Plan will be in Cash and by any means reasonably selected by the Debtors, including check or wire transfer.

     12.5. Deferral of Cash Payments of $100 or Less to Termination Date. If a Cash payment to be received by any holder of an Allowed Claim would be $100 or less in the aggregate, notwithstanding any contrary provision of this Plan, no such payment will be made to such holder, and such Cash, if applicable, will be held for such holder until the earlier of the Termination Date or the date when the Cash payment to be received by such holder will exceed $100.

     12.6. Binding Effect. The Plan will be legally binding upon and inure to the benefit of the Debtors, the Estates, the holders of Claims, the holders of Interests and their respective successors and assigns.

     12.7. Governing Law. Unless a rule of law or procedure is supplied by federal law, including the Bankruptcy Code and the Bankruptcy Rules, the laws of the State of New York will govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan.

     12.8. Amendment to Debtors' Organizational Documents. As of the Effective Date, the respective certificates of incorporation of each of NewPower, Holdings and TNPC will be deemed amended to include a provision that prohibits the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code. If necessary to implement the sale of any intellectual property of the Debtors, NewPower, Holdings and/or TNPC, as applicable, will amend its certificate of incorporation to change its name.

     12.9. Severability. Should any provision of this Plan be determined to be unenforceable following the Confirmation Date, such determination will in no way limit or effect the enforceability and operative effect of any and all other provisions of this Plan.

     12.10. Construction. As used in this Plan:

          (a) any term that is not defined herein, but is otherwise defined in the Bankruptcy Code or the Bankruptcy Rules, will have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules;

          (b) whenever the context requires, terms will include the plural as well as the singular in number, and the masculine will include the feminine and the feminine will include the masculine in gender;

          (c) any reference in the Plan to an existing document or exhibit filed, or to be filed, means such document or exhibit as it may have been or may be amended, modified, or supplemented;

          (d) the words "herein" and "hereto" refer to this Plan in its entirety, rather than to a particular portion of the Plan;

          (e) the Table of Contents and captions and headings to Articles and paragraphs are inserted for purposes of convenience and organization only, and are not intended to be a part of, or to affect the interpretation of, the Plan; and

          (f) the rules of construction set forth in section 102 of the Bankruptcy Code and in the Bankruptcy Rules will apply herein.

Respectfully submitted,


Dated:  February [12], 2003.

THE NEW POWER COMPANY,
NEWPOWER HOLDINGS, INC. AND
TNPC HOLDINGS, INC.


By: /s/ James L. Malone III
    -----------------------------------
    James L. Malone, III
    President and Chief Executive Officer


KING & SPALDING

By: /s/ Paul K. Ferdinands
    --------------------------------------------
    Paul K. Ferdinands
    Georgia State Bar No. 258623
    191 Peachtree Street
    Atlanta, Georgia  30303-1763
    Telephone (404) 572-4600
    Telecopier (404) 572-5100

         - and -


SIDLEY AUSTIN BROWN & WOOD LLP
William M. Goldman
Geoffrey T. Raicht
787 Seventh Avenue
New York, New York  10019
Telephone (212) 839-5300
Telecopier (212) 839-5599

        - and -

Richard W. Havel
555 W. Fifth Street
40th Floor
Los Angeles, California  90013
Telephone (213) 896-6000
Telecopier (213) 896-6100

Co-Counsel for the Debtors and Debtors-in-Possession

                                   EXHIBIT A
                          DEEMED EXERCISE CALCULATION

1) The Deemed Exercise deems the Exercisable Options and Holdings Warrants exercised for a number of shares of Holdings Common Stock ("Exercised Shares" or "ES") equal to the number of shares of Holdings Common Stock for which such Exercisable Options or Holdings Warrants, as applicable, may be exchanged ("Face Value Shares" or "FVS"), multiplied by a fraction determined by dividing (a) the Ultimate Share Value ("USV") less the per share exercise price of such Exercisable Options or Holdings Warrants, as applicable ("Exercise Price" or "EP"), by (b) the USV.

                                       USV - EP
                             ES = FVS*(--------)
                                          USV

2) USV is the Liquidation Proceeds ("LP") divided by the total number of shares after giving effect to the Securities Claim Conversion and the Deemed Exercise ("Total Shares" or "TS").

                                        LP
                                  USV = --
                                        TS

3) TS is the number of shares of Holdings Common Stock ("HCS") plus the number of shares issued pursuant to the Securities Claim Conversion (the "Securities Claims Shares" or "SCS") plus the ES.

                             TS = HCS + SCS + ES

4) By substituting the formula from step 1, above, for ES, the formula for TS becomes:

                                              USV - EP
                        TS = HCS + SCS + FVS*(--------)
                                                 USV

5) By substituting the formula from step 2, above, for USV and simplifying, the formula for TS becomes:

                               LP*(HCS + SCS + FVS)
                          TS = --------------------
                                   EP*FVS + LP

5)   Once the formula in step 5 is solved for TS, ES is TS minus HCS minus
     SCS.

                             ES = TS - HCS - SCS

6)   USV is found by solving the formula in step 2.